                                                                    Exhibit 99.1

            [LETTERHEAD OF WASHINGTON REAL ESTATE INVESTMENT TRUST]
 NEWS RELEASE
 FOR IMMEDIATE RELEASE                                            April 23, 2001
 Page 1 of 8

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                1/st/ Quarter 2001 Funds From Operation Up 14%

 Washington Real Estate Investment Trust (WRIT) reported today that Funds From Operations (FFO) increased 14.1% to $16,942,000 for the quarter ended March 31, 2001 from $14,842,000 for the quarter ended March 31, 2000. FFO per share increased 11.9% to $0.47 in the first quarter of 2001 from $0.42 in the first quarter of 2000. FFO is the primary performance measure for the REIT industry.

 Edmund B. Cronin, Jr., Chairman, President and CEO, stated that, "WRIT's strong FFO growth is due to the excellent performance of recent acquisitions, combined with the strong core portfolio net operating income increase of 8.6% for the quarter ended March 31, 2001." WRIT's core portfolio excludes properties not owned for the entirety of both periods being compared.

 WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 59 properties consisting of 10 retail centers, 24 office properties, 15 industrial properties and 10 multifamily properties.

 WRIT's streak of 35 consecutive years of increased earnings per share and 28 consecutive years of increased FFO per share growth spans 4 recessions. WRIT's dividends have increased every year for 30 consecutive years. During these 30 years, WRIT's dividends have increased 36 times, a record unmatched by any other publicly traded real estate investment trust. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

 Certain statements in this press release and the supplemental disclosures attached hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions and changes in general and local economic and real estate market conditions and the timing and pricing of lease transactions.

                                   CONTINUED

FOR IMMEDIATE RELEASE                                             April 23, 2001
Page 2 of 7
                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                             FINANCIAL HIGHLIGHTS
                     (in thousands except per share data)

                                                                              Quarter Ended March 31,
                                                                              -----------------------
OPERATING RESULTS                                                        2001                       2000
---------------------------------------------                       -------------              --------------
Real estate rental revenue                                          $     35,324                $     31,935
Real estate expenses                                                     (10,239)                     (9,372)
                                                                    ------------                ------------
                                                                          25,085                      22,563
Real estate depreciation and amortization                                 (6,214)                     (5,430)
                                                                    ------------                ------------
Income from real estate                                             $     18,871                $     17,133

Other income                                                                 199                         149
Interest expense                                                          (6,676)                     (6,090)
General and administrative                                                (1,666)                     (1,780)
                                                                    ------------                ------------

Income before gain on sale of real estate                           $     10,728                $      9,412

Gain on sale of real estate                                                    -                       1,498
                                                                    ------------                ------------

Net Income                                                          $     10,728                $     10,910
                                                                    ============                ============

Income before gain on real estate per share (Basic)                 $       0.30                $       0.26
                                                                    ============                ============
Income before gain on real estate per share (Diluted)               $       0.30                $       0.26
                                                                    ============                ============

Net income per share (Basic)                                        $       0.30                $       0.31
                                                                    ============                ============
Net income per share (Diluted)                                      $       0.30                $       0.31
                                                                    ============                ============

Income before gain on sale of real estate                           $     10,728                $      9,412
Real estate depreciation and amortization                                  6,214                       5,430
                                                                    ------------                ------------

Funds from operations                                               $     16,942                $     14,842
                                                                    ============                ============

Funds from operations per share (Basic)                             $       0.47                $       0.42
                                                                    ============                ============
Funds from operations per share (Diluted)                           $       0.47                $       0.42
                                                                    ============                ============

Dividends paid per share                                            $      .3125                $     0.2925
                                                                    ============                ============

Weighted average shares outstanding                                   35,777,563                  35,733,793
Fully diluted weighted average shares
outstanding                                                           36,163,873                  35,763,470

                                                                        As of                        As of
BALANCE SHEET DATA                                                  March 31, 2001             December 31, 2000
------------------                                               ---------------------      -----------------------
Cash and temporary investments                                       $     5,075                 $     6,426
Real estate assets, at cost (1)                                          702,157                     698,513
Total assets, at cost (1)                                                736,404                     732,953
Lines of credit payable                                                        0                           0
Mortgage notes payable                                                    86,057                      86,260
Notes payable                                                            265,000                     265,000
Total liabilities                                                        369,240                     371,833
Shareholders' equity                                                     258,967                     258,656
Shareholders' equity, at cost (1)                                        365,593                     359,562

     (1)  At cost means adding back accumulated depreciation

                                   CONTINUED

Washington Real Estate Investment Trust
Q1 2001 Supplemental Disclosures
Page 3 of 7

WRIT Continues to Produce Significantly Higher FFO Per Share Growth Than the
----------------------------------------------------------------------------
REIT Industry
-------------

As reflected in the following graph, WRIT's FFO per share growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.


                  WRIT vs. REIT Industry FFO Per Share Growth
                             Over Last 8 Quarters


                                    [GRAPH]

                                        REIT
                         WRIT           INDUSTRY
                         ----           --------
Q2 1999                  11.7%          8.8%
Q3 1999                  11.8%          8.2%
Q4 1999                  13.6%          7.9%
Q1 2000                  12.2%          8.4%
Q2 2000                  10.6%          8.5%
Q3 2000                  15.8%          7.9%
Q4 2000                  15.0%          7.5%
Q1 2001                  12.5%          N/A
Average                  12.9%          8.2%


*WRIT growth is shown excluding accounting change to straight-line rents in Q4 1999. The Q2 2001 straight-line rents were $0.6 million net of reserves.

**REIT Industry data for Q2 1999 through Q4 2000 is actual FFO per share growth per Credit Suisse First Boston Equity REIT Research. Q1 2001 Industry data is not yet available and, therefore, the industry average is the seven quarter average from Q2 1999 through Q4 2000.

Core Portfolio Operating Income (NOI) Growth and Rental Rate Growth - Q1 2001
-----------------------------------------------------------------------------
vs. Q1 2000
-----------

                                    Including Straight Line Rents          Excluding Straight Line Rents
                                    -----------------------------          -----------------------------
                                                       Rental Rate                           Rental Rate
                                                       -----------                           -----------
                                    NOI Growth            Growth            NOI Growth          Growth
                                    ----------            ------            ----------          ------
 Sector
 ------
Apartments                            7.5%                  7.8%                7.3%              7.7%
Office Buildings                      6.4%                  5.2%                5.8%              4.9%
Retail Centers                        9.1%                  6.8%                8.0%              5.8%
Industrial/Flex Centers              17.1%                 10.6%               13.1%              7.2%
                                     ----                  ----                ----               ---

Overall Core Portfolio                8.6%                  6.6%                7.5%              5.9%

Core portfolio operating expenses increased 5.9% in Q1 2001 vs. Q1 2000.

                                   CONTINUED

Washington Real Estate Investment Trust
Q1 2001 Supplemental Disclosures
Page 4 of 7

Core Portfolio & Overall Occupancy Levels By Sector
---------------------------------------------------

                                           Core Portfolio                       All Properties
                                   ------------------------------------------------------------------
                                      1st QTR           1st QTR           1st QTR            1st QTR
Sector                                2001              2000              2001               2000
------                                ----              ----              ----               ----
Apartments                            94.9%             97.1%             94.9%              97.1%
Office Buildings                      98.3%             97.2%             98.0%              97.2%
Retail Centers                        96.0%             94.9%             96.0%              94.6%
Industrial/Flex Centers               98.4%             95.4%             98.4%              95.4%
                                      ----              ----              ----               ----

Overall Portfolio                     97.3%             96.7%             97.2%              96.6%

WRIT Continues to Produce Significantly Higher Core Portfolio NOI Growth Than
-----------------------------------------------------------------------------
the REIT Industry
-----------------

As reflected in the following graph, WRIT's core portfolio NOI growth, as compared to the corresponding quarter in the preceding calendar year, continues to significantly outperform the industry.

                            WRIT vs. REIT Industry
                           Core Portfolio NOI Growth
                             Over Last 8 Quarters


                                    [GRAPH]

                         REIT
               WRIT      INDUSTRY
               ----      --------
Q2 1999         8.6%         5.3%
Q3 1999         6.8%         5.4%
Q4 1999         7.4%         5.6%
Q1 2000         9.3%         6.2%
Q2 2000         7.4%         6.3%
Q3 2000        10.4%         6.8%
Q4 2000         8.2%         6.8%
Q1 2001         7.5%         N/A
Average         8.2%         6.1%

*WRIT growth is shown excluding accounting change to straight-line rents in Q4 1999. The Q1 2001 core portfolio straight-line rents were $0.6 million net of reserves.

**REIT Industry Same Store NOI growth data is per Salomon Smith Barney Equity REIT Research. Q1 2001 Industry data is not yet available and, therefore, the industry average is the seven quarter average from Q2 1999 through Q4 2000.

                                   CONTINUED

Washington Real Estate Investment Trust
Q1 2001 Supplemental Disclosures
Page 5 of 7

Straight Line Rents
-------------------

The following disclosure is provided to improve comparability between Q1 2001 and prior quarters (all amounts except per share amounts are in $000's):

                                            Including Straight Line           Excluding Straight Line
                                                    Rents                              Rents
                                   -------------------------------------------------------------------------
                                          1st QTR          1st QTR           1st QTR            1st QTR
                                             2001             2000              2001               2000
                                             ----             ----              ----               ----
Straight Line Rent Adjustment                 635              367               N/A                N/A
FFO                                        16,942           14,842            16,307             14,475
FFO Per Share                             $ 0.473          $ 0.415           $ 0.456            $ 0.405
Nominal FFO Per Share Growth                 11.9%                              12.5%
Unrounded FFO Per Share Growth               14.0%                              12.6
Core Portfolio Operating Income
(NOI) Growth                                  8.6%                               7.5%


Q1 2001 Commercial Leasing Activity
-----------------------------------

In Q1 2001, WRIT executed leases for 162,000 square feet of commercial space at a weighted average increase over the prior rent in place of 21.1% on a straight line basis and 14.0% on a cash basis. Details by sector are as follows:

                                               Cash Basis       Cash Basis          Cash Basis         Straight Line
                                               Previous             New             ----------         -------------
Sector                     Square Feet         Face Rent         Face Rent          % Increase          % Increase
------                     -----------         ----------        ---------          ----------          ----------
Office                     87,015              $23.20           $26.36              13.6%              22.6%
Retail                     26,720               10.20            12.17              19.3%              19.2%
Industrial/Flex            48,185                5.69             6.35              11.6%              12.8%
                          -------              ------           ------              ----               ----

Overall                   161,920              $15.84           $18.07              14.0%              21.1%

                              Avg Term         Avg Tenant
Sector                        (Years)          Imp/SF
------                        -------          ------

Office                        3.7              $ 4.49
Retail                        1.8                 .56
Industrial/Flex               2.5                 .48
                              ---              ------

Overall                       3.0              $ 2.65

                                   CONTINUED

Washington Real Estate Investment Trust
Q1 2001 Supplemental Disclosures
Page 6 of 7

Capital Improvements Summary
----------------------------

During Q1 2001, WRIT invested $3.2 million in real estate capital improvements. A breakdown of these improvements is as follows (in 000's):

Accretive Capital Improvements
          Acquisition Related                     $  544
          Expansions & Major Renovations              18
          Tenant Improvements                        938
                                                  ------
Total Accretive Capital Improvements               1,500
          Recurring Capital Improvements           1,705
                                                  ------
Total Capital Improvements                        $3,205

Leasing Commissions Capitalized                   $  290


March 31, 2001 Debt Summary
---------------------------

At March 31, 2001, WRIT's debt was as follows (in $millions):


                                      Wtd Avg             Wtd Avg
                         Amount    Maturity (Yrs)      Interest Rate
                         ------    --------------      -------------

Secured                  $ 86.1         6.6                 7.5%

Senior Notes & MTNs      $265.0         8.3                 7.4%
                         --------------------------------------
Subtotal                 $351.1         8.5                 7.4%
Lines of Credit*         $    0
                         --------------------------------------
Total Debt               $351.1         8.5                 7.4%


*WRIT's Lines of Credit total $75 million of capacity at LIBOR+ 70bp.

On April 19, 2001 WRIT borrowed $43 million under its line of credit for the acquisition of One Central Plaza ($44.4 million purchase price).

No more than $60 million of debt matures in any one year and less than $1 million matures in each year until 2003.


Supplemental Debt Information at March 31, 2001
-----------------------------------------------

Debt to Total Market Capitalization:    29.4%

Earnings to Fixed Charges Ratio:        3.42x

Debt Service Coverage Ratio:            3.42x

                                   CONTINUED

Washington Real Estate Investment Trust
Q1 2001 Supplemental Disclosures
Page 7 of 7

REIT Industry Issues
--------------------

In light of recent issues raised in the REIT industry, WRIT makes the following disclosures:

     1.  WRIT has no non-income producing land held for development.
     2. WRIT has only one theatre lease in its portfolio. This lease runs through 6/30/02 at rent that WRIT estimates to be less than 1/3 of current market rent.



Conference Call Information
---------------------------

WRIT will conduct a Conference Call to discuss 1st Quarter Earnings on Tuesday, April 24, 2001 at 11:00 A.M. Eastern Standard Time. Conference Call access information is as follows:

              USA Toll Free Number:                   888-928-9529
              International Toll Number:              312-470-0116
              Pass Code:                              Washington REIT
              Conference Leader:                      Mr. Larry Finger

A replay of the Conference Call will be available for two weeks commencing one hour after the Conference Call concludes until May 8, 2001 at 5:00 P.M. Eastern Standard Time. Instant Replay access information is as follows:

              USA Toll Free Number:                   800-627-3229
              International Toll Number:              402-220-0226

A live on-demand webcast of the Conference Call will also be available on WRIT's website at www.writ.com. An on-line playback of the webcast will be available
           ------------
at www.writ.com for 30 days following the Conference Call.
   ------------

                                      END